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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-93235 of Bolt, Inc. on Form S-1 of our report dated December 6, 1999, appearing in the Prospectus, which is part of this Registration Statement.
We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

Deloitte & Touche LLP

New York, NY
December 30, 1999